SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  March 5, 2001



                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



          Delaware                      1-10651                  43-1455766
    ---------------------            ------------              ---------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)



16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri             63017
------------------------------------------------------------          ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (636) 733-1600
                          -----------------------------

              (Registrant's telephone number, including area code)

                                 Not applicable.
                 -----------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

On March 2, 2001, the Company announced the appointment of Pamela Boone as Vice President-Finance and Chief Financial Officer. Ms. Boone has been serving as Maverick's Corporate Controller since 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits
                 --------

Exhibit          Description
-------          -----------

99.1 Slide Show Presentation first presented by Maverick Tube Corporation on March 6, 2001.



ITEM 9.  REGULATION FD DISCLOSURE

    During the month of March 2001, Maverick Tube Corporation will give a slide show presentation during meetings with various individual and institutional investors. The slide show presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 5, 2001


                                      MAVERICK TUBE CORPORATION


                                      By: /s/ Pamela G. Boone
                                          --------------------------------------
                                          Pamela G. Boone
                                          Vice President - Finance and
                                          Administration, Treasurer, Secretary
                                          and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------

99.1 Slide Show Presentation first presented by Maverick Tube Corporation on March 6, 2001.